EXHIBIT 10.1

Promissory Note

NUVERA COMMUNICATIONS, INC.	CITIZENS BANK MINNESOTA	OFFICER: JAB
27 NORTH MINNESOTA STREET	105 NORTH MINNESOTA STREET	Loan Number : 35787122
NEW ULM, MN 56073		Date: 04-16-2020
BORROWER'S NAME AND ADDRESS "I", "me" and "my" means each borrower above, "You" and "your" means the lender, its successors together and separately. and assigns.		Maturity Date: 04-16-2022
Loan Amount: $ 2,889,000.00
Renewal Of:

I promise to pay you, at your address listed above, the PRINCIPAL sum of TWO MILLION EIGHT HUNDRED EIGHTY NINE THOUSAND AND N0/100

Dollars $ 2,889,000.00

00 Single Advance. I will receive all of the loan amount on 04-16-2020                   There will be no additional  advances  under  this  noten.

D Multiple Advance. The loan amount shown above is the maximum amount I can borrow under this note. On ________ I will receive $

and future principal advances are permitted.

Conditions. The conditions for future advances are

D Open End Credit. You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on

D Closed End Credit. You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST.  I  agree  to  pay  interest  on the outstanding  principal  balance from   04-16-2020 at  the  rate of  1.000% per year until  04-16-2022

D Variable Rate. This rate may then change as stated below.

        D Index Rate. The future rate will be the following index rate:

        D No Index. The future rate will not be subject to any internal or external index. It will be entirely in your control.

         D Frequency and Timing. The rate on this note may change as often as

       A change in the interest rate will take effect

         D Limitations. During the term of this loan, the applicable annual interest rate will not be more than

       % The rate may not change more than _______% each

         Effect of Variable Rate. A change in interest rate will have the following effect on the payments:

            ACCRUAL  METHOD.  You  will calculate interest on a ACTUAL/360 basis.

            POST MATURITY RATE. I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

      D on the same fixed or variable rate basis in effect before maturity (as indicated above).

      00 at a rate equal to 18%

IXl LATE CHARGE.  If  I  make  a  payment more than

10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT OF PRINCIPAL AND INTEREST WITH A MAX OF $250.00

D ADDITIONAL CHARGES. In addition to interest, I agree to pay the following charges which D are D are not included in the principal amount above:

1

D Authority. The interest rate and other charges for this loan are authorized by

PAYMENTS. I agree to pay this note as follows:

18 MONTHLY PAYMENTS OF $162,613.28 BEGINNING 11-16-2020. THE ACTUAL AMOUNT OF MY FINAL PAYMENT WILL DEPEND ON MY PAYMENT RECORD.

ADDITIONAL TERMS. MINIMUM INTEREST CHARGE OF $10.00.

SEE ATTACHED SBA PAYCHECK PROTECTION PROGRAM LOAN ADDENDUM.

THIS LOAN IS 100% GUARANTEED BY THE SMALL BUSINESS ADMINISTRATION (SBA) AS OUTLINED IN LOAN AUTHORIZATION DATED____________FOR SBA LOAN #67192270-10 UNDER THE PAYCHECK PROTECTION PROGRAM COVID-19.

D SECURITY. This note is separately secured by {describe separate document by type and date):
(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE. The purpose of  this loan is   COMMERCIAL: SBA PAYCHECK PROTECTION PROGRAM LOAN

DEFINITIONS.  As used in this note, "lX" means  the  terms that  apply to     REAL ESTATE OR RESIDENCE SECURITY. If I am giving you any real

  this loan.  "I," "me" or "my" means each Borrower  who  signs  this note      estate or a residence that is personal property, as security for this note, I

   and each other person or legal entity (including guarantors, endorsers,          have signed a separate security agreement. Default and your remedies for

   and sureties} who  agrees to pay this note (together  referred to as "us"}.     default are determined by applicable law and by the security agreement.

"You" or "your" means the Lender and its successors and assigns .                Default and your remedies may also be determined by the "Default" and

APPLICABLE LAW. Minnesota  law  controls  this note.                                  rm o, f:,lffl§.. ;f.!em•®   i es:!r,('p aragraphs  below, to the extent they are not  prohibited by note which violates Minnesota law is not effective, u !ess e I :p i),its j:j·( r \}, o( 'rary tothesecurity agreement.

you and me to agree to a variation.

            I will be in default if any of the following happen:

   If  any provision of  this note is unenforceable, the i; st of the, ,ote  ,;)            J, p,  .::•·· (1l   '!f::if ail to  make  a payment  on time or in the amount  due;

remains  in force.  I may  not  change  this note without t.   u  ,    pre -:    , IA'.- ten(2) J)ail to keep the property insured, if required;

consent.  Time is of  the  essence  in  this note.

\ :;:i;!:} '         (3)   :!::fail  to  pay, or keep  any promise, on any  debt or agreement  I

COMMISSIONS. I understand and agree that you (or your affiliate) will  have with you, including this note;

earn commissions or fees of any insurance products, and may  earn such     (4) any other creditors of mine try to collect any debt I owe them

fees on other  services that I buy through  you or your affiliate.                     through court proceedings;

PAYMENTS.  You will apply each payment I make  on this note first to any(5} I die, am declared incompetent, make an assignment for the

   amount I owe  you for charges  which are neither interest nor principal.       benefit of creditors, or become insolvent (either because my

   You will apply the  rest of each payment  to  any unpaid interest, and then    liabilities exceed my assets or I am unable to pay my debts as

to  the  unpaid principal. If  you and I agree to a different application of        they become due};

payments,  we will describe· our agreement  on this note.                               (6) I make any written statement or provide any financial information

    I may prepay  all or part of this loan without penalty unless we  agree to     that is untrue or inaccurate when it was provided;

    something different  on this note. Any partial prepayment  I make  will not (7} I do or fail to do something which causes you to believe that you excuse or reduce  any later scheduled payment  until this note is paid in full will have difficulty collecting the amount I owe you;

    (unless, when I make the prepayment,  you and I agree in  writing to the      (8) any collateral securing this note is used in a manner or for a

 contrary).                                                                          purpose which threatens confiscation by a legal authority;

    INTEREST. Interest accrues on the principal remaining unpaid from time to (9) I change my name or assume an additional name without first

time,  until paid in full. If you give me my loan money  in more than one    notifying you;

advance,  each  advance  will start to earn  interest  only  when I receive it.      (10) I fail to plant, cultivate and harvest crops in due season;

   The interest  rate in effect  on this note at any time  will apply  to all the        ( 11 l default shall also exist if any loan proceeds are used for a

   money you advance at that time. Regardless of  anything in this document    purpose that will contribute to excessive  erosion of  highly that might imply  otherwise,  I will not pay and you  will not charge  a rate of  erodible land or to the conversion of wetland to produce or to interest that is higher  than the maximum  rate of interest you could charge  make possible the production of an agricultural commodity, as under applicable  law  for  the credit you give me (before or after maturity). provided by 7 CFR Part 12.

    If  you  send any erroneous  notice of interest,  we mutually   agree to                REMEDIES. If I am in default on this note, you have, but are not limited

correct it. If you collect more interest than the law and this note allow,     to, the following remedies:

you  agree  to  refund it to me.                                                                              (1) You may demand immediate payment of everything I owe under

INDEX RATE. The index will serve only as a device for  setting the rate on this note;

   this note. If the index is no longer available, I agree and consent  to you       (2) You may set off this debt against any right I have to the payment

   selecting a substitute index  and an alternative  margin - all at your sole         of money from you, subject to the terms of the "SET-OFF"

discretion.  You will give me advance  notice of your selection. As used in     paragraph;

     this section,  "no  longer  available"  includes,  but  is not  limited  to, when an   (3} You may demand security, additional security,  or  additional

     index is terminated,  becomes  deregulated,  or becomes  unacceptable  for         parties to be obligated to pay this note as a condition for  not

use by  a  regulator.  You do not  guarantee  by  selecting  this index, or the         using any other remedy;

    margin,  that  the rate  on this note  will be the  same rate  you charge  on any      (4) You may refuse to make advances to me or allow me to  make

other  loans or class of  loans  to  me  or other borrowers.                                      credit purchases;

   ACCRUAL METHOD.  You will calculate  the amount of interest I will pay (5)  You may use any remedy  you have under  state or federal law.

    on this loan using the interest  rate and accrual  method in this note. When      If you choose one of these remedies, you do not give up your right to

    calculating interest, you will use the  accrual  method to determine the            use any other remedy later. By waiving your right to declare an event to

    number  of  days in a "year." If you do not  state an accrual method, you         be a default, you do not waive your right to later consider the event as a

may use any reasonable  accrual method to calculate interest.                          default if it continues or happens again.

    POST MATURITY RATE. In deciding when the "Post Maturity Rate"        COLLECTION COSTS AND ATTORNEY'S FEES. I will pay all costs of

    applies, "maturity"  means: 1.} The date of the last  scheduled payment          collection, replevin (an action for the recovery of property wrongfully

    stated in this note, or; 2.} The date you accelerate  payment  on the note,       taken or detained}, or any other or similar type of cost if I am in default.

    whichever is earlier.                                                                                            In addition, if you hire an attorney to collect  this note, I will pay

    SINGLE ADVANCE LOANS. If this is a single advance loan, you and I        attorney's fees plus court costs (except where prohibited by law}. To the

    expect that you will make only one advance of  principal.  However, you       extent permitted by the United States Bankruptcy Code, I will also pay

    may add other amounts to the principal if  you make any payments                 the reasonable attorney's fees and costs you are charged to collect this

    described in the "PAYMENTS BY LENDER" paragraph below.                      debt as awarded by any court under the Bankruptcy Code's jurisdiction.

    MULTIPLE ADVANCE LOANS. If this is a multiple advance loan, you and IWAIVER. Unless prohibited by law, I give up my rights to require you to:

expect that you will make more than one advance of  principal.  If  this is       (1) demand payment of amounts due (presentment);

closed-end credit, I am not  entitled to additional credit if I repay  a  part of   (2} obtain official certification of nonpayment (protest);

the principal.                                                                                                      (3) give notice that amounts due have not been paid (notice of

PAYMENTS BY LENDER. If  you  are authorized  to pay, on my behalf,        dishonor).

charges I am obligated to pay (such as property insurance premiums).           Unless prohibited by law, I waive any defenses I have based on

then you may treat those payments made by you as advances and add             suretyship or impairment of collateral.

them to the unpaid principal under  this note. Or, you may demand                OBLIGATIONS INDEPENDENT. I must pay this note even if someone else

immediate payment of the charges.                                                                   has also agreed to pay it (by, for example, signing this form or a separate

SET-OFF. You may  set off  any amount  due and payable  under this note         guarantee or endorsement).

against  any right I have  to receive  money   from you.                                         You may sue me alone, anyone else obligated on this note, or any

"Right  to  receive  money  from you" means:                                                         number of  us together,  to  collect  this note.  You may  do so  without  any

(1) any deposit account  balance  I have with you;                                                 notice that it has not been paid (notice of dishonor).

(2) any  money  owed  to  me  on  an  item  presented to  you  or in your   You may, without notice, release any party to the note without

(3) any repurchase agreement  or other nondeposit obligation.                If you give up any of your rights, with or without notice, it will not

    "Any amount  due and payable under  this note" means the total              affect my duty to pay this note.

amount of  which you are entitled to demand payment under  the terms of     Any extension of new credit to any of us, or renewal of this note by

this note at  the  time  you  set off. This  total includes  any  balance the  due       all or less than all of us, will not release me from  my  duty  to  pay  it.  (Of

date  for  which  you properly  accelerate  under this note.                                    course, you are entitled to only one payment in full.) You may extend this

If someone  who  has not  agreed to pay this note also owns my right to          note or the debt represented by this note, or any portion of the note or receive  money  from you, your set-off right will apply to my  interest  in the debt, from time to time without limit or notice. You may do this without

     obligation, and to any other  amounts I could withdraw  on my sole request   affecting my liability for payment of the note.

     or endorsement.                                                                                                   I will not assign my obligation under this note without your prior

Your  set-off right does not  apply to  an account or other obligation                written approval.

where my rights are only as a representative. It also does not  apply  to any    FINANCIAL INFORMATION. I will provide you, at your request,

Individual Retirement  Account or other tax-deferred retirement account.      accurate, correct and complete financial statements or information you

You will not be liable for  the dishonor  of any check  when the dishonor        need. NOTICE. Unless otherwise required by law, you will give any

occurs because you  set off  this debt against one of  my accounts. I will         notice to me by delivering it or mailing it by first class mail to my last

assume the  liability and relieve you of  all responsibility for any such claim   known address. My current address is provided in this note. I will inform

that occurs  if  you set off  this debt against one of my accounts.                      you in writing of any change in my address. I will give any notice to you by mailing it first class to your address as provided in this note, or to any other address you give.

3